TIFF Investment Program (“TIP”)

Supplement dated January 19, 2022

to the TIP Prospectus dated April 30, 2021, as Supplemented April 30, June 16, September 30, and
December 14, 2021, the TIP Statement of Additional Information dated April 30, 2021, as
Supplemented April 30, June 16, and September 30, 2021, and the TIFF Multi-Asset Fund Summary
Prospectus dated April 30, 2021, as supplemented April 30, and September 30, 2021

This supplement provides new and additional information to the TIP prospectus dated April 30, 2021 (the “Prospectus”), the TIP Statement of Additional Information dated April 30, 2021 (the “SAI”), and the TIFF Multi-Asset Fund summary prospectus dated April 30, 2021 (together with the Prospectus, the “Prospectuses”), each as supplemented as noted above.

Effective January 19, 2022, Zhe Shen, Director – Diversifying Strategies, replaced John Sinclair as a Portfolio Manager for TIFF Multi-Asset Fund. Mr. Shen joined TIFF Advisory Services, Inc. (“TAS”) in 2021 and is a member of the investment committee. Prior to joining TAS, Mr. Shen was a portfolio manager at The Portland House Group Pty. Ltd. from 2016 through 2021. All references to Mr. Sinclair are hereby removed from the Prospectuses and the SAI.

The following information is added in alphabetical order to the Independent Trustees section under the heading “Supplemental Discussion of Fund Management and Administration” on page 2 of the SAI:

Jennifer E. Deger Born 1967 Trustee since January 2022 1 Fund overseen

Principal Occupation(s) During the Past Five Years: Director of Finance and Global Controller, Bill & Melinda Gates Foundation, a private grant-making foundation (2010 - present).

Other Directorships: Foundation Finance Officers Group

The following information is added in alphabetical order to the Share Ownership table under the heading “Supplemental Discussion of Fund Management and Administration” on page 3 of the SAI:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in TIP Funds
Jennifer Deger*	None	None

* The dollar amount range of this trustee’s “beneficial ownership” of Multi-Asset Fund’s equity securities is as of January 1, 2022.

The following information is added as the second paragraph to the Experience of Trustees section on page 4 of the SAI:

Ms. Deger’s experience as a financial executive of a large, international foundation, where her responsibilities include overseeing grant and vendor disbursements, financial reporting, payroll, tax compliance, cash flow planning, employee expense administration and internal control, plus her prior experience in public accounting where she specialized in tax exempt organizations and in local government managing the operations of the treasury and tax functions, give her extensive knowledge of financial management matters.

If you have any questions, please contact Members Services at 1-610-684-8200.

Please keep this supplement for future reference.